                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Filed by the Registrant                      [X]
                Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                             PERFORMANCE FUNDS TRUST
                  --------------------------------------------
                (Name of Registrant as Specified in its Charter)


            -------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other that the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)      Title of each class of securities to which transaction applies:
       ------------------------------------------------------------------------

       (2)      Aggregate number of securities to which transaction applies:
       ------------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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       (4)      Proposed maximum aggregate value of transaction :
       ------------------------------------------------------------------------

       (5)      Total fee paid:
       ------------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)      Amount Previously Paid:
       ------------------------------------------------------------------------

       (2)      Form, Schedule or Registration Statement No.:
       ------------------------------------------------------------------------

       (3)      Filing Party:
       ------------------------------------------------------------------------

       (4)      Date Filed:
       ------------------------------------------------------------------------

                            PERFORMANCE FUNDS TRUST
                               MONEY MARKET FUND
                       SHORT TERM GOVERNMENT INCOME FUND
                         INTERMEDIATE TERM INCOME FUND
                             LARGE CAP EQUITY FUND
                              MID CAP EQUITY FUND
                              LEADERS EQUITY FUND
                            STRATEGIC DIVIDEND FUND
                            ADVISOR GROWTH PORTFOLIO
                           ADVISOR MODERATE PORTFOLIO
                         ADVISOR CONSERVATIVE PORTFOLIO
                                 (THE "FUNDS")
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035

                               December 15, 2004

Dear Shareholder:

     The Board of Trustees has called a special meeting of shareholders (the "Special Meeting") of the Performance Funds Trust (the "Trust"), representing the above referenced series, to take place on January 31, 2005, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219 at 11:00 a.m. Eastern Time.

     The purpose of this meeting is to elect individuals to serve on the Board of Trustees and to approve a change in the Leaders Equity Fund's fundamental investment restriction regarding diversification.

     INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT AND A PROXY CARD. Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

     We thank you for your time and for your investment in the Trust.

                                          Respectfully,

                                          Walter B. Grimm
                                          President and Trustee
                                          Performance Funds Trust

       PLEASE RESPOND -- WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID
                THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                            YOUR VOTE IS IMPORTANT.

                             QUESTIONS AND ANSWERS

Q. WHY AM I RECEIVING THIS BOOKLET?

A. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and one or more proxy cards -- because you have the right to vote on important proposals concerning your Funds. You are being asked to vote to elect each of the five individuals nominated to serve on the Board of Trustees. The enclosed Proxy Statement provides additional information about the nominees. In addition, shareholders of the Leaders Equity Fund are being asked to approve a change in the Leaders Equity Fund's investment restriction regarding diversification.

Q. WHY ARE MULTIPLE CARDS ENCLOSED?

A. If you have more than one account in the Funds, you will receive a proxy card for each account that you own.

Q. WHO IS ASKING FOR MY VOTE?

A. The Board is sending this Proxy Statement and the enclosed proxy card to you and all other shareholders of the Funds. The Board is soliciting your vote relating to the Special Meeting of the Funds to be held January 31, 2005.

Q. WHO IS ELIGIBLE TO VOTE?

A. Only shareholders of the Funds who owned shares on December 3, 2004 are eligible to vote.

Q. WHO WILL PAY FOR THIS PROXY SOLICITATION?

A. The Funds will pay the costs of the proxy solicitation.

Q. HOW DO I VOTE?

A. You can vote by promptly completing, signing and returning the enclosed proxy card in the enclosed envelope or by voting by telephone or the internet as instructed on the proxy card. In addition, you may vote in person at the meeting.

Q. WHOM DO I CALL FOR MORE INFORMATION?

A. Please call the Funds at 1-800-737-3676. You also may view or obtain this and other documents from the Securities and Exchange Commission by phone:
   1-800-SEC-0330, by email: publicinfo@sec.gov or via the internet:
   www.sec.gov.

                            PERFORMANCE FUNDS TRUST
                               MONEY MARKET FUND
                       SHORT TERM GOVERNMENT INCOME FUND
                         INTERMEDIATE TERM INCOME FUND
                             LARGE CAP EQUITY FUND
                              MID CAP EQUITY FUND
                              LEADERS EQUITY FUND
                            STRATEGIC DIVIDEND FUND
                            ADVISOR GROWTH PORTFOLIO
                           ADVISOR MODERATE PORTFOLIO
                         ADVISOR CONSERVATIVE PORTFOLIO

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 31, 2005

     A Special Meeting of Shareholders (the "Special Meeting") of each fund listed above (the "Funds"), each a portfolio of Performance Funds Trust (the "Trust") will be held at 3435 Stelzer Road, Columbus, Ohio 43219, on Monday, January 31, 2005, at 11:00 a.m. Eastern Time, for the purpose of considering and acting upon:

     1. The election of five Trustees of the Trust;

     2. To approve a change to the Leaders Equity Fund's fundamental investment restriction regarding diversification; and

     3. Such other business as may properly come before the Special Meeting or any adjournment thereof.

     Only shareholders of record as of the close of business on December 3, 2004 may vote at the Special Meeting or any adjournment(s) of the Special Meeting.

     Your attention is directed to the attached Proxy Statement. Whether or not you plan to attend the Special Meeting in person, please vote your shares. To vote by mail, please complete, date and sign the enclosed proxy card and return it in the self-addressed, postage-paid envelope. You may also vote by telephone or the internet, as follows:

TO VOTE BY TELEPHONE:                     TO VOTE BY THE INTERNET:
--------------------------------------------------------------------------------
(1) Read the Proxy Statement and have     (1) Read the Proxy Statement and have
    your proxy card at hand.                  your proxy card at hand.
(2) Call the toll-free number that        (2) Go to the internet address that
    appears on your proxy card.           appears on your proxy card.
(3) Follow the simple instructions.       (3) Follow the simple instructions.
--------------------------------------------------------------------------------

     WE ENCOURAGE YOU TO VOTE BY TELEPHONE OR THE INTERNET USING THE CONTROL NUMBER THAT APPEARS ON THE ENCLOSED PROXY CARD. VOTING BY TELEPHONE OR THE INTERNET WILL REDUCE THE TIME AND COSTS ASSOCIATED WITH THIS PROXY SOLICITATION. WHICHEVER METHOD OF VOTING YOU CHOOSE, PLEASE READ THE ENCLOSED PROXY STATEMENT CAREFULLY BEFORE YOU VOTE AND VOTE PROMPTLY.
                                          BY ORDER OF THE BOARD OF TRUSTEES

                                          Curtis W. Barnes
                                          Secretary
December 15, 2004

                            PERFORMANCE FUNDS TRUST
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 31, 2005

     The Board of Trustees of Performance Funds Trust (the "Trust") has called a special meeting of shareholders of the Money Market Fund, Short Term Government Income Fund, Intermediate Term Income Fund, Large Cap Equity Fund, Mid Cap Equity Fund, Leaders Equity Fund, Strategic Dividend Fund, Advisor Growth Portfolio, Advisor Moderate Portfolio and Advisor Conservative Portfolio (each a "Fund" and together the "Funds") to be held at 11:00 a.m., Eastern Time, on Monday, January 31, 2005, at 3435 Stelzer Road, Columbus, Ohio 43219 (the "Special Meeting"). The purpose of this Proxy Statement is to provide you with additional information regarding the proposals to be voted on at the Special Meeting and to ask you to vote in favor of the proposals and any adjournment of the Special Meeting.

     This Notice of Special Meeting of Shareholders and Proxy Statement will be mailed to shareholders on or about December 15, 2004.

     Trustmark Investment Advisors, Inc., ("Trustmark" or the "Adviser"), located at 248 East Capitol Street, Jackson, Mississippi 39201, provides investment advisory services to the Funds. Trustmark is a wholly-owned subsidiary of Trustmark National Bank. Trustmark National Bank is a wholly-owned subsidiary of Trustmark Corporation, a bank holding company. Trustmark National Bank is a national banking association, which provides a full range of banking and trust services to clients.

     The administrator for the Funds is BISYS Fund Services, Inc. ("BISYS"). The distributor (principal underwriter) for the Funds is Performance Funds Distributor, Inc. (the "Distributor"). The address for BISYS and the Distributor is 3435 Stelzer Road, Columbus, Ohio, 43219-3035.

PROPOSALS FOR SHAREHOLDER APPROVAL

     The table below has been prepared to assist you in determining which proposals apply to the Fund(s) you own.

FUNDS                         PROPOSALS
-----                         ---------
ALL FUNDS...................  PROPOSAL 1:
                              Election of Five Trustees of the Trust.
LEADERS EQUITY FUND.........  PROPOSAL 2:
                              Approval of a change to the fundamental investment
                              restriction
                              regarding diversification.

SOLICITATION OF PROXIES

     Shareholders are encouraged to submit their votes using the telephone or internet voting options as directed on the proxy card. In addition to solicitation by mail or expedited delivery service, certain officers and representatives of the Trustees, officers and employees of the Adviser or their affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile or personally. (See "Shareholder Meeting Costs").

     The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

     Each share of each Fund is entitled to one vote on Proposal 1 and on each other matter that it is entitled to vote upon at the Special Meeting. Each share of the Leaders Equity Fund is entitled to one vote on Proposal 2. In order for the Special Meeting to go forward there must be a quorum present. This means that at least one third ( 1/3) of the shares eligible to vote must be represented at the Special Meeting either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. An abstention will be counted as shares present at the Special Meeting in determining whether a proposal has been approved, and will have the same effect as a vote "against" the proposal. If a proxy is returned with a broker non-vote on a proposal, the proxy will be treated as shares that are present for quorum purposes but which have not been voted. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast, and will effectively be a vote against Proposal 2. If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the Special Meeting (or any adjournment of the Special Meeting).

     You may revoke your proxy at any time up until voting results are announced at the Special Meeting. You can do this by writing to the Secretary of the Trust or by voting in person at the Special Meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or toll-free telephone call or via the internet. If you return a signed proxy card without voting instructions, your shares will be voted "for" each proposal.

     Only shareholders of record of the Funds on December 3, 2004 may vote at the Special Meeting or any adjournment of the Special Meeting. None of the matters to be presented at the Special Meeting will entitle any shareholder to cumulative voting or appraisal rights. See "Outstanding Shares and Substantial Shareholders" for record date shares of the Funds.

     Proposal 1 requires the affirmative vote of a plurality of votes cast by shareholders of the Funds entitled to vote (i.e., the number of votes cast "for" Proposal 1 must exceed the number of votes cast "against" Proposal 1). Proposal 2 requires the affirmative vote of the holders of the lesser of (1) 67% or more of the Leaders Equity Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Leaders Equity Fund shares are present or represented by proxy at the Special Meeting, or (2) more than 50% of the outstanding shares of the Leaders Equity Fund entitled to vote at the Special Meeting.

OTHER MATTERS

     At this point, we know of no matters other than those described in this Proxy Statement that will be brought before the Special Meeting. However, if any other matters do come up that call for a vote of shareholders, the persons named as proxies will vote upon those matters according to their best judgment.

ANNUAL AND SEMI-ANNUAL REPORT

     COPIES OF THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, PREVIOUSLY HAVE BEEN SENT TO SHAREHOLDERS. THIS PROXY STATEMENT SHOULD BE READ IN CONJUNCTION WITH THE ANNUAL REPORT. COPIES OF THE REPORTS ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO PERFORMANCE FUNDS, 3435 STELZER ROAD, COLUMBUS, OHIO 43219, OR BY CALLING 1-888-737-3676.

                     PROPOSAL 1 (SHAREHOLDERS OF ALL FUNDS)

                     ELECTION OF FIVE TRUSTEES OF THE TRUST

     At the Special Meeting, you will be asked to elect five nominees listed below as Trustees of the Trust. The Board has nominated the individuals listed below for election as Trustees, each to hold office until the next meeting of shareholders for the election of Trustees and until his or her successor is elected and qualified. Three of the nominees (Walter P. Neely, Joe J. Powell III and Walter B. Grimm) currently serve as Trustees of the Trust. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

     James Harold Daughdrill, III and Shirley F. Olson were selected by the Board's Nominating Committee and recommended to the independent Board members for election on September 3, 2004. The independent Board members nominated and recommended their election by shareholders on September 3, 2004. The Board of Trustees appointed James Harold Daughdrill, III and Shirley F. Olson to serve as Advisory Trustees. As Advisory Trustees, Mr. Daughdrill and Ms. Olson each serves in a consulting capacity to the Board, providing such advice to the Board as requested regarding various affairs. Each Advisory trustee is compensated $2,250 for each Board meeting attended.

     Mr. Grimm is deemed to be an "interested person" of the Trust, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Grimm is the President of the Trust and Senior Vice President of BISYS, which serves as the Funds' administrator.

     The persons named as proxies on the enclosed proxy card will vote FOR the election of the nominees listed below unless the shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for any nominee.

     The five nominees for Trustees of the Trust, their ages, addresses, descriptions of their principal occupations during the past five years, and the number of Fund shares owned by each are listed in the tables below. Below the nominee information are listed the principal executive officers of the Trust, including their ages, addresses, positions with the Funds and principal occupations during the past five years.

                                                                                       NUMBER OF
                                                                                   PORTFOLIOS IN FUND
                                  POSITION, TERM OF                                 COMPLEX OVERSEEN
                                 OFFICE AND LENGTH OF                                BY TRUSTEE OR      OTHER DIRECTORSHIPS
                                    TIME WITH THE       PRINCIPAL OCCUPATION(S)       NOMINEE FOR       HELD BY TRUSTEE OR
NAME, AGE AND ADDRESS                   TRUST*            DURING PAST 5 YEARS           TRUSTEE              NOMINEE+
-------------------------------  --------------------   ------------------------   ------------------   -------------------
INTERESTED TRUSTEES/NOMINEES
Walter B. Grimm**, (58)          Trustee,               Employee of BISYS Fund         11               American
3435 Stelzer Road                9/98 to present        Services - 6/92 to                              Performance Funds,
Columbus, OH 43219                                      present Currently serves                        Variable Insurance
                                                        as Senior Vice                                  Funds, Legacy Funds
                                                        President.                                      Group and The
                                                                                                        Coventry Group

                                                                                       NUMBER OF
                                                                                   PORTFOLIOS IN FUND
                                  POSITION, TERM OF                                 COMPLEX OVERSEEN
                                 OFFICE AND LENGTH OF                                BY TRUSTEE OR      OTHER DIRECTORSHIPS
                                    TIME WITH THE       PRINCIPAL OCCUPATION(S)       NOMINEE FOR       HELD BY TRUSTEE OR
NAME, AGE AND ADDRESS                   TRUST*            DURING PAST 5 YEARS           TRUSTEE              NOMINEE+
-------------------------------  --------------------   ------------------------   ------------------   -------------------
NON-INTERESTED TRUSTEES
Walter P. Neely, Ph.D., (59)     Trustee and            Professor and                  11               N/A
1701 North State Street          Chairman,              Consultant, Millsaps
Jackson, MS 39210                5/92 to present        College, Jackson
                                                        Mississippi, since 1980.

Joe J. Powell III, (51)          Trustee,               Founder, Director and          11               N/A
417 Glenway Drive                11/02 to present       President, Maximum
Jackson, MS 30602                                       Information Technology,
                                                        Inc., 2000 to present;
                                                        Executive Vice
                                                        President, First
                                                        American Corp.
                                                        1995-2000.
NOMINEES FOR NON-INTERESTED TRUSTEES

James Harold Daughdrill,         Advisory Trustee to    President and Chief            11               N/A
III***, (49)                     the Trust and          Executive Officer, The
2829 Lakeland Drive              Nominee for Trustee    Walker Companies,
Jackson MS 39232                 of the Trust           (financial asset and
                                                        timber management)
                                                        1991-present.

Shirley F. Olson, (57)           Advisory Trustee to    Consultant, The Olson          11               N/A
70 St. Andrews Place,            the Trust and          Consulting Group LLC,
Jackson, MS 39211                Nominee for Trustee    1997 - present.
                                 of the Trust
OFFICERS
Walter B. Grimm (59)             President of the       Employee of BISYS Fund        N/A               N/A
3435 Stelzer Road                Trust, 9/98 to         Services - 6/92 to
Columbus, OH 43219               present                present Currently serves
                                                        as Senior Vice
                                                        President.

Curtis W. Barnes (51)            Secretary of the       Vice President, Legal         N/A               N/A
3435 Stelzer Road                Trust, 5/99 to         Services, BISYS Fund
Columbus, OH 43219               present                Services - Since May
                                                        1995.

Christopher Sabato (35)          Treasurer of the       Director, Tax &               N/A               N/A
3435 Stelzer Road                Trust, 11/04 to        Financial Services,
Columbus, OH 43219               present                BISYS Fund Services -
                                                        employed since February
                                                        1993.

George Stevens, (53)             Chief Compliance       From September 1996 to        N/A               N/A
3435 Stelzer Road                Officer and AML        present, employee of
Columbus, OH 43219               Officer of the         BISYS Fund Services.
                                 Trust,
                                 9/04 to present

---------------

  * The Trustee may serve until his or her death, resignation, removal or retirement.

 ** Mr. Grimm is deemed to be an "interested person" of the Trust, as defined by the 1940 Act.

*** Mr. Daughdrill serves as President and CEO of a group of affiliated entities doing business as The Walker Companies ("Walker"). He does not own any stock of Walker. One of the entities in the group (the "Walker Entity") has a $2,500,000 unsecured line of credit with Trustmark National Bank ("TNB"). The Funds' Adviser is a wholly-owned subsidiary of TNB. The line of credit is used for funding short-term investments. There is no balance outstanding as of December 3, 2004. The highest amount outstanding on the line of credit during the period June 1, 2002 and May 31, 2004 was $1,000,000. The rate of interest charged is 90-day LIBOR plus 2.00%, adjusted quarterly. In addition, the Walker Entity has a $3,050,000 loan with TNB secured by a first deed of trust on certain real property owned by the Walker Entity. The loan was used to finance a land purchase held for investment purposes. The balance outstanding as of December 3, 2004 is $2,565,500. The highest amount outstanding on the loan during the period June 1, 2002 and May 31, 2004 was $3,050,000. The rate of interest charged is 90-day LIBOR plus 2.25%, adjusted quarterly.

  + Directorships in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to
    Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

     The Trust has an Audit Committee, consisting of Messrs. Neely, Powell and Grimm. Except for Mr. Grimm, the members of the committee are not "interested persons" of the Trust, as defined by the 1940 Act (collectively, the "Non-Interested Trustees"). The Audit Committee has adopted a charter setting forth its primary duties as follows: (1) to recommend the selection, retention or termination of auditors and to evaluate the independence of auditors, (2) to meet with the Trust's independent auditors as necessary, (3) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by the Adviser or the auditors, (4) to review the fees charged by the auditors for audit and non-audit services, (5) to investigate improprieties or suspected improprieties in Fund and Adviser operations, (6) to review the findings of Securities and Exchange Commission ("SEC") examinations and consult with the Adviser on appropriate responses, (7) to review any violations of the Code of Ethics for the Funds, the Adviser and any other service provider required to have its employees report their personal securities trades, (8) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate, and (9) to review any proposed plans of merger, sale, acquisition, conversion or other similar transactions for the Funds and report its findings and recommendations to the Board. The Audit Committee met three times during the fiscal year ended May 31, 2004.

     The Trust also has a Nominating and Governance Committee that is comprised of the Non-Interested Trustees. The Nominating and Governance Committee has adopted a charter, which is included as Appendix A, setting forth its primary duties as follows: (1) evaluate the qualifications of potential interested and Non-Interested Trustees; (2) to establish policies and procedures for the review of shareholder recommended nominees; (3) make recommendations to the full Board for membership on Board committees; and (4) review the Board's committee structure and duties. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating and Governance Committee in care of the Trust. The Nominating and Governance Committee did not meet during the fiscal year ended May 31, 2004.

     With respect to the criteria for selecting Non-Interested Trustees, it is expected that all candidates will generally possess the following minimum qualifications: personal integrity; ability to act independently with regard to the Trust's affiliates and others in order to protect the interests of the Trust and its shareholders; demonstrated ability to use sound business judgment; sufficient financial or accounting knowledge to evaluate and analyze financial accounting and audit reports; breadth of experience on corporate or other institutional oversight bodies having similar responsibilities demonstrating a diligent fiduciary interest and concern; and ability to provide the necessary time to prepare for and attend all required meetings of the Board, applicable committees and disinterested Trustees, as required to adequately perform the duties of a Trustee and committee member. The Nominating and Governance Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Nominating and Governance Committee finds that the candidate had additional qualifications such that his or her qualifications, taken as a whole, qualifies the candidate to serve as a Non-Interested Trustee. The Nominating and Governance Committee may use a search firm or other sources to identify and evaluate Board candidates.

     In recommending the election of Mr. Daughdrill and Ms. Olson, the Nominating and Governance Committee considered, among other things, the criteria described in the above paragraph. As part of the nomination process, the nominees completed questionnaires requesting relevant information such as experience and material transactions. Each nominee was recommended to the Nominating and Governance Committee by a Nominating and Governance Committee member.

     During the fiscal year ended May 31, 2004, the Board held a total of five meetings. Each Trustee attended all of the meetings held during this period. Each Trustee also attended all of the meetings of the committees of the Board on which he served during that time.

     Correspondence intended for each Trustee may be sent to the attention of the individual Trustee or to the Board at 3435 Stelzer Road, Columbus, OH 43129. All communications addressed to the Board of Trustees or any individual Trustee will be logged and sent to the Board or individual Trustee. The Trust does not hold annual meetings and, therefore, does not have a policy with respect to Trustees' attendance at such meetings.

     The Trustees and nominees who beneficially own shares of the Funds are listed in the following tables with the dollar range of their ownership in each as of December 3, 2004.

                                                                           NON-INTERESTED
                                                    INTERESTED TRUSTEE        TRUSTEES
                                                    ------------------   ------------------
FUNDS                                                     GRIMM            NEELY     POWELL
-----                                                     -----            -----     ------
Money Market......................................         None           $10,001     None
                                                                            to
                                                                          $50,000
Short Term Government Income......................         None            None       None
Intermediate Term Income..........................         None            None       None
Large Cap Equity..................................         None          Less than    None
                                                                          $10,000
Mid Cap Equity....................................         None            None       None
Leaders Equity....................................         None            None       None
Strategic Dividend Fund...........................         None            None       None
Advisor Growth Portfolio..........................         None            None       None
Advisor Moderate Portfolio........................         None            None       None
Advisor Conservative Portfolio....................         None            None       None

                                                         NOMINEES FOR NON-INTERESTED TRUSTEES
                                                         ------------------------------------
FUNDS                                                       DAUGHDRILL                OLSON
-----                                                    -----------------          ---------
Money Market..........................................     $50,001 to                  None
                                                            $100,000
Short Term Government Income..........................        None                     None
Intermediate Term Income..............................        None                     None
Large Cap Equity......................................        None                     None
Mid Cap Equity........................................        None                     None
Leaders Equity........................................        None                     None
Strategic Dividend Fund...............................        None                     None
Advisor Growth Portfolio..............................        None                     None
Advisor Moderate Portfolio............................        None                     None
Advisor Conservative Portfolio........................        None                     None

OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES

     The nominees for Non-Interested Trustees and/or their immediate family members do not own securities of the Adviser, the Distributor, or any entity controlling, controlled by, or under common control with the Adviser or the Distributor.

     As compensation for their service to the Trust, each Non-Interested Trustee received an annual retainer of $5,000, plus $1,000 for each Board meeting attended.(+) Trustees also are reimbursed for any expenses incurred in attending Board meetings. These amounts (excluding reimbursements) are reflected in the following table for the fiscal year ended May 31, 2004.

                                                                                              TOTAL
                                                                        PENSION OR         COMPENSATION
                                                                    RETIREMENT BENEFITS   FROM THE TRUST
                                                     AGGREGATE      ACCRUED AS PART OF       AND FUND
                                                    COMPENSATION        THE TRUST'S          COMPLEX
NAME OF TRUSTEE                                    FROM THE TRUST        EXPENSES           (11 FUNDS)
---------------                                    --------------   -------------------   --------------
INTERESTED TRUSTEES
Walter B. Grimm*.................................     $     0              None              $     0

NON-INTERESTED TRUSTEES
James T. Mallette**..............................     $10,500              None              $10,500
Walter P. Neely..................................     $14,000              None              $14,000
John J. Pileggi***...............................     $10,000              None              $10,000
Joe J. Powell, III...............................     $11,000              None              $11,000

---------------

  * Mr. Grimm receives no compensation from the Trust.

 ** Mr. Mallette resigned from the Trust effective May 11, 2004.

*** Mr. Pileggi resigned from the Trust effective May 11, 2004.

  + Effective November 3, 2004, each Non-Interested Trustee receives an annual retainer of $6,000 (plus $2,000 for serving as the Board's Chairman), and a $2,750 fee for each Board meeting attended.

REQUIRED VOTE

     Election of each nominee as a Trustee of the Trust requires the vote of a plurality of the votes cast at the Special Meeting in person or by proxy, provided that a quorum is present. The votes of each Fund will be counted together for the election of the Trustees. Shareholders who vote FOR Proposal 1 will vote FOR each nominee. THOSE SHAREHOLDERS WHO WISH TO WITHHOLD THEIR VOTE ON ANY SPECIFIC NOMINEE(S) MAY DO SO ON THE PROXY CARD.

               THE BOARD, INCLUDING THE NON-INTERESTED TRUSTEES,
                    UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
            VOTE "FOR" EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES

           PROPOSAL 2 (SHAREHOLDERS OF THE LEADERS EQUITY FUND ONLY)

          APPROVAL OF CHANGE TO THE LEADERS EQUITY FUND'S FUNDAMENTAL
                INVESTMENT RESTRICTION REGARDING DIVERSIFICATION

     The 1940 Act requires investment companies (such as the Trust) to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote ("fundamental restrictions"). Among these fundamental restrictions, the Trust has adopted a restriction regarding diversification which states:

     No Fund (except for the Leaders Equity Fund, the Strategic Dividend Fund and the Portfolios) may, with respect to 75% (100% with respect to the Money Market Fund and the Treasury Fund) of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of any issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer provided however, the Money Market Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof.

     The Adviser believes the Leaders Equity Fund has effectively operated as a "diversified fund" since its inception. The Adviser recommended that the Fund revise the policy to become a diversified fund. Accordingly, the Board proposes that this policy be changed as follows:

     No Fund (except for the Strategic Dividend Fund and the Portfolios) may, with respect to 75% (100% with respect to the Money Market Fund and the Treasury Fund) of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of any issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer provided however, the Money Market Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof.

REQUIRED VOTE

     Approval of Proposal 2 requires the affirmative vote of the holders of the lesser of (1) 67% or more of the shares of the Leaders Equity Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Leaders Equity Fund shares are present or represented by proxy at the Special Meeting, or (2) more than 50% of the outstanding shares of the Leaders Equity Fund entitled to vote at the Special Meeting.

 THE BOARD, INCLUDING THE NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
                      SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP ("PWC"), is an Independent Registered Public Accounting Firm and serves as the independent public accountants for the Trust. PWC provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. PWC is located at 100 East Broad Street, Columbus, Ohio, 43215. PWC's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     PWC and its predecessor have served as the Funds' independent public accountants since 1992, providing audit, tax and other related services. Representatives of PWC are not expected to be present at the Special Meeting.

     AUDIT FEES. The aggregate fees billed by PWC for professional services rendered in connection with the audit of the Funds' annual financial statements for the fiscal year ended May 31, 2003 were approximately $72,239. For the fiscal year ended May 31, 2004, aggregate audit fees billed to the Funds by PWC were approximately $104,000.

     AUDIT-RELATED FEES. The aggregate fees billed by PWC for audit-related services to the Funds for the fiscal years ended May 31, 2003 and May 31, 2004, which consisted of a review of a registration statement on Form N-1A and credit files, were approximately $6,923 and $1,500, respectively.

     TAX FEES. The aggregate fees billed by PWC for professional services rendered in connection with tax compliance, tax advice, and tax planning services to the Funds for the fiscal years ended December 31, 2003 and 2004, were approximately $28,029 and $26,000, respectively.

     ALL OTHER FEES. There were no other fees (i.e., for services other than those described above for Audit Fees, Audit -Related Fees and Tax Fees) billed by PWC with respect to the Funds for the fiscal years ended May 31, 2003 or 2004.

     AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee of the Trust considered whether the services described above were compatible with PWC's independence. The Trust's Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services for the Trust and permitted non-audit services (including the fees for such services and terms thereof) to be performed by the Trust's independent public accountants for the Trust or the Adviser and any affiliate of the Adviser that provides ongoing services to the Trust where the nature of the non-audit services has a direct impact on the operations or financial reporting of the Trust. There are two methods by which pre-approval can be accomplished.

     Under the first method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). Under the second method, the engagement to render the services may be pre-approved by a delegate of the Audit Committee who is a member of the Committee ("Delegate"), provided such pre-approval must be presented to the full Audit Committee at its next scheduled meeting. The Chairman of the Audit Committee has been designated the Delegate by the Audit Committee and has such authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants. The Trust will provide for appropriate funding as determined by the Audit Committee, for payment of compensation to the independent public accountants and to any consultants, experts or advisors engaged by the Audit Committee. With respect to services described above under Audit Fees, Audit-Related Fees and Tax Fees for the fiscal years ended May 31, 2003 and 2004, 100% of such services were approved by the Audit Committee. In addition, with respect to such services for 2004, none of the hours expended on PWC's engagement to audit the Trust's financial statements were attributed to work performed by persons other than PWC's full-time, permanent employees.

     AGGREGATE NON-AUDIT FEES. There were no non-audit fees billed by PWC for services rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust for the fiscal years ended May 31, 2003 and May 31, 2004. Accordingly, the aggregate non-audit fees billed by PWC for services rendered to the Trust for the fiscal years ended May 31, 2003 and May 31, 2004 are represented by the Tax Fees described above.

OUTSTANDING SHARES AND SUBSTANTIAL SHAREHOLDERS

     The following list sets forth the shares outstanding for each Fund as of December 3, 2004, the Record Date.

                                                                   SHARES
                                                                 OUTSTANDING
FUND                                                           AS OF 12/3/2004
----                                                           ---------------
Money Market Fund...........................................   541,534,094.81
Short Term Government Income Fund...........................     8,295,342.13
Intermediate Term Income Fund...............................     8,278,212.50
Large Cap Equity Fund.......................................     6,137,178.34
Mid Cap Equity Fund.........................................    5,521,741.89]
Leaders Equity Fund.........................................     4,758,404.68
Strategic Dividend Fund.....................................       930,513.20
Advisor Growth Portfolio....................................       696,907.39
Advisor Moderate Portfolio..................................       957,337.29
Advisor Conservative Portfolio..............................       627,968.56

     As of December 3, 2004, the shareholders identified below were known by the Trust to own 5% or more of the outstanding interests in the Funds listed below and in the following capacity:

                                                          TYPE OF         NUMBER OF       PERCENTAGE
NAME, ADDRESS OF SHAREHOLDER AND FUND*                   OWNERSHIP          SHARES         OF FUND
--------------------------------------                  ------------    --------------    ----------
ADVISOR CONSERVATIVE PORTFOLIO -- CLASS C
Trustmark                                                 Record            503,133.66      80.12%
248 E Capitol Street
Attn: Teresa Scheel
Jackson, MS 39201
Pershing LLC                                              Record            124,833.89      19.88%
P.O. Box 2052
Jersey City, NJ 07303-9998

ADVISOR GROWTH PORTFOLIO -- CLASS C
Trustmark                                                 Record            500,000.00      71.75%
248 E Capitol Street
Attn: Teresa Scheel
Jackson, MS 39201
Pershing LLC                                              Record            195,017.84      27.98%
P.O. Box 2052
Jersey City, NJ 07303-9998

                                                          TYPE OF         NUMBER OF       PERCENTAGE
NAME, ADDRESS OF SHAREHOLDER AND FUND*                   OWNERSHIP          SHARES         OF FUND
--------------------------------------                  ------------    --------------    ----------
ADVISOR MODERATE PORTFOLIO -- CLASS C
Trustmark                                                 Record            500,092.05      52.24%
248 E Capitol Street
Attn: Teresa Scheel
Jackson, MS 39201
Pershing LLC                                              Record            456,078.42      47.64%
P.O. Box 2052
Jersey City, NJ 07303-9998

INTERMEDIATE TERM INCOME FUND -- CLASS I
Harman & Co.                                              Record            694,489.66      93.46%
c/o Trustmark National Bank
Trust Department
P.O. Box 291
Jackson, MS 39205-0291

INTERMEDIATE TERM INCOME FUND -- CLASS A
Nationwide Trust Company                                  Record            661,264.94      82.74%
FSB
P.O. Box 182029
Columbus, OH 43218-2029
Donaldson Lufkin Jenrette                                 Record            107,357.34      13.43%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

INTERMEDIATE TERM INCOME FUND -- CLASS B
Donaldson Lufkin Jenrette                                 Record             42,840.34      88.72%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998
Sterne Agee Leach Inc.                                    Record              5,325.75      11.03%
A C 5756-1651
813 Shades Creek Pkwy
Birmingham, AL 35209

LARGE CAP EQUITY FUND -- CLASS B
Donaldson Lufkin Jenrette                                 Record            165,118.57      88.83%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

                                                          TYPE OF         NUMBER OF       PERCENTAGE
NAME, ADDRESS OF SHAREHOLDER AND FUND*                   OWNERSHIP          SHARES         OF FUND
--------------------------------------                  ------------    --------------    ----------
LARGE CAP EQUITY FUND -- CLASS A
Nationwide Trust Company                                  Record            878,999.33      50.56%
FSB
P.O. Box 182029
Columbus, OH 43218-2029
Donaldson Lufkin Jenrette                                 Record            746,787.61      42.96%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

LARGE CAP EQUITY FUND -- CLASS I
Harman & Co.                                              Record          3,712,465.49      88.12%
c/o Trustmark National Bank
Trust Department
P.O. Box 291
Jackson, MS 39205-0291

LEADERS EQUITY FUND -- CLASS A
Nationwide Trust Company                                  Record            102,286.86      51.21%
FSB
P.O. Box 182029
Columbus, OH 43218-202
Donaldson Lufkin Jenrette                                 Record             95,626.06      47.87%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

LEADERS EQUITY FUND -- CLASS B
Donaldson Lufkin Jenrette                                 Record             35,145.94      98.16%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

LEADERS EQUITY FUND -- CLASS I
Harman & Co.                                              Record          4,193,505.57      92.72%
c/o Trustmark National Bank
Trust Department
P.O. Box 291
Jackson, MS 39205-0291

                                                          TYPE OF         NUMBER OF       PERCENTAGE
NAME, ADDRESS OF SHAREHOLDER AND FUND*                   OWNERSHIP          SHARES         OF FUND
--------------------------------------                  ------------    --------------    ----------
MID CAP EQUITY FUND -- CLASS B
Donaldson Lufkin Jenrette                                 Record             53,273.85      84.58%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998
Sterne Agee Leach Inc                                     Record              7,571.13      12.02%
A C 5756-1651
813 Shades Creek Pkwy
Birmingham, AL 35209

MID CAP EQUITY FUND -- CLASS A
Nationwide Trust Company                                  Record            882,859.48      64.81%
FSB
P.O. Box 182029
Columbus, OH 43218-2029
Donaldson Lufkin Jenrette                                 Record            412,023.28      30.25%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

MID CAP EQUITY FUND -- CLASS I
Harman & Co.                                              Record          3,647,148.34      89.03%
c/o Trustmark National Bank
Trust Department
P.O. Box 291
Jackson, MS 39205-0291

MONEY MARKET FUND -- CLASS B
Donaldson Lufkin Jenrette                                 Record            208,588.22      98.76%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

MONEY MARKET FUND -- CLASS A
Frazer Davidson                                         Beneficial        6,386,162.03      13.95%
500 E. Capitol Street
Jackson, MS 39201
St. Dominic Jackson Memorial Hospital                   Beneficial        4,132,175.54       9.03%
969 Lakeland Drive
Jackson, MS 39216-4602

MONEY MARKET FUND -- CLASS I
Harman & Co.                                              Record        490,024,857.25      98.88%
c/o Trustmark National Bank
Trust Department
P.O. Box 291
Jackson, MS 39205-0291

                                                          TYPE OF         NUMBER OF       PERCENTAGE
NAME, ADDRESS OF SHAREHOLDER AND FUND*                   OWNERSHIP          SHARES         OF FUND
--------------------------------------                  ------------    --------------    ----------
PERFORMANCE STRATEGIC DIVIDEND FUND -- CLASS A
Pershing LLC                                              Record             44,738.21      62.44%
P.O. Box 2052
Jersey City NJ 073039998
Deborah B Gordon                                        Beneficial            9,930.49      13.86%
52 Oaklawn Dr
Covington LA 70433
John H Gordon                                           Beneficial            9,930.49      13.86%
John H Gordon IV Trust
52 Oaklawn Dr
Covington LA 70433
Clayton Hill Gordon                                     Beneficial            6,951.34       9.70%
Grace F Gordon
363 Lakewood Dr
Bloomfield MI 48304

PERFORMANCE STRATEGIC DIVIDEND FUND -- CLASS I
Harmon & CO                                               Record            858,861.37     100.00%
P.O. Box 291
Jackson MS 392050291

SHORT TERM GOVERNMENT INCOME FUND -- CLASS A
Nationwide Trust Company                                  Record            518,696.95      59.60%
FSB
P.O. Box 182029
Columbus, OH 43218-2029
Donaldson Lufkin Jenrette                                 Record            332,150.58      38.16%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

SHORT TERM GOVERNMENT INCOME FUND -- CLASS I
Harman & Co.                                              Record          6,730,285.18      90.64%
c/o Trustmark National Bank
Trust Department
P.O. Box 291
Jackson, MS 39205-0291

---------------

* As of the close of business on December 3, 2004, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund.

SHAREHOLDER MEETING COSTS

     The Funds will be responsible for the cost of preparing, printing and mailing the enclosed proxy card, accompanying notice and Proxy Statement and all other costs, including vote tabulation, expenses, legal fees and out-of-pocket expenses, in connection with solicitation of proxies related to the required approvals. The costs of the meeting will be allocated among the Funds on a pro rata basis, taking into consideration each Fund's assets, number of shareholder accounts and any extraordinary expenses attributable to such Fund.

     Upon request, the Adviser will reimburse persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Board is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     The Trust is not required to hold annual shareholders meetings. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholders meeting must be received by the Trust no later than 120 days prior to the date the Proxy Statement is mailed to shareholders.

                                          BY ORDER OF THE BOARD OF TRUSTEES

                                          Walter B. Grimm
                                          Trustee and President
December 15, 2004

                                                                       EXHIBIT A

                            PERFORMANCE FUNDS TRUST
                                 (THE "TRUST")
                  NOMINATING AND GOVERNANCE COMMITTEE CHARTER

NOMINATING COMMITTEE MEMBERSHIP

     The Nominating and Governance Committee shall be composed entirely of independent trustees.

BOARD NOMINATIONS AND FUNCTIONS

     1. The Committee shall make nominations for independent trustee membership on the Board of Trustees. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Trust's manager, other affiliates, and other principal services providers. Persons selected must be disinterested in terms of both the letter and the spirit of the Investment Company Act of 1940, as amended (the "1940 Act"). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family -- relationships with managers of service providers. The Committee shall take into consideration such factors as it deems appropriate in evaluating candidates' qualifications for Board membership, including, without limitation, those specified on Attachment A hereto.

     2. The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

     3. The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

     4. The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the independent trustees as a group.

     5. The Committee shall appoint its Chairman by a majority vote of its members.

COMMITTEE NOMINATIONS AND FUNCTIONS

     1. The Committee shall make recommendations for membership on all committees and shall review committee assignments as it deems appropriate.

     2. The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Trust. Any submission should include at a minimum the following information: as to each individual proposed for election or re-election as trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Trust that are beneficially owned by such individual, the date such shares were acquired, whether such stockholder believes such individual is, or is not, an "interested person" of the Trust (as defined in the 1940
        Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). Any such submission, in order to be considered for inclusion in the Trust's proxy statement, should be submitted within a reasonable time before the Trust begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Trust's By-laws. Additional information that the Committee deems, in its sole discretion, necessary to evaluate a candidate shall be provided promptly upon the Committee's request.

OTHER POWERS AND RESPONSIBILITIES

     1. The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the Trustees, including any term limits, limits on the number of boards (or committees) on which a Trustee may sit, and normal retirement age.

     2. The Committee shall have the authority to retain and terminate any search firm to be used to identify Trustee nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms.

     3. The Committee shall be responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the Board and its committee structure is functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

     4. The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

     5. The Committee shall monitor the performance of legal counsel employed by the Funds and the independent trustees, and shall be responsible for the hiring and supervision of counsel for the independent trustees, if necessary.

     6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel for the independent trustees and other experts or consultants at the expense of the appropriate Fund(s).

     7. The Committee shall review this Charter as it deems appropriate and recommend any changes to the full Board of Trustees.

     8. The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time.

                                  ATTACHMENT A
                                       TO
                     PERFORMANCE FUNDS TRUST (THE "TRUST")
                  NOMINATING AND GOVERNANCE COMMITTEE CHARTER

     The following qualifications, abilities and characteristics of candidates establish evaluation criteria that shall be used by the Nominating and Governance Committee. The Trust's intent is that the Board, as a whole, will maintain integrity and ethical behavior, sound business judgment, specific expertise and diversity of background required to provide for the duties the responsibilities of disinterested Trustees of the Trust's Board.

     In general, disinterested Trustees as a group:

     - should be drawn from the ranks of respected and accomplished senior leaders.

     - should strive to achieve diversity in terms of gender and race.

     - should reflect a diversity of business experience.

     - should represent, to the extent possible, a balance of experience in a diversity of industries and management roles.

     The following factors should be taken into consideration by the Nominating Committee when evaluating a disinterested Trustee candidate:

     - personal integrity.

     - an ability to act independently with regard to the Trust's affiliates and others in order to protect the interests of the Trust and its shareholders.

     - a demonstrated ability to use sound business judgment gained through broad experience where the candidate has dealt with management, technical, financial or regulatory issues.

     - a sufficient financial or accounting knowledge to evaluate and analyze, financial accounting and audit reports.

     - a breadth of experience on corporate or other institutional oversight bodies having similar responsibilities demonstrating a diligent fiduciary interest and concern.

     - an ability to provide the necessary time to prepare for and attend all required meetings of the Board, applicable committees and disinterested Trustees, as required to adequately perform the duties of a Trustee and committee member an expressed desire and willingness to make the necessary commitment of time and effort to bring continuing value to the Trust, the Board, applicable committees, and the Trust's shareholders a diversity of interests evidenced by participation in community, charitable or other similar activities.

                                                                     VOTING OPTIONS
    PROXY TABULATOR         VOTING BY TOUCH-TONE PHONE              VOTING BY INTERNET                     VOTING BY MAIL
     P.O. BOX 9132
HINGHAM, MA 02043-9132  -------------------------------------   ---------------------------------  --------------------------------
                         1) Read the Proxy Statement            1) Read the Proxy Statement        1) Read the Proxy Statement.
                            and have this Proxy at                 and have this Proxy at          2) Check one of the appropriate
                            hand.                                  hand.                              boxes on the reverse side.
                         2) Call 1 800 690 6903.                2) Go to www.proxyweb.com          3) Sign and date the Proxy below.
                         3) Follow the recorded instructions.   3) Follow the on-line directions.  4) Return the Proxy in the envelope.
                        -------------------------------------   ---------------------------------  --------------------------------
999  999  999  999  99

                                                                                                                 PROXY CARD
                                                                                                    PERFORMANCE FUNDS TRUST
                                                                                            SPECIAL MEETING OF SHAREHOLDERS
                                                                                                           JANUARY 31, 2005


FUND NAME PRINTS HERE

The undersigned hereby appoints each of Lara Bocskey and Curtis Barnes, as proxies, with the power to appoint his (or her)
substitute, and hereby authorizes him (or her) to represent and to vote, as designated on the reverse side, all shares of the
Performance Funds Trust (the "Funds") held of record by the undersigned on December 3, 2004 or any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. If you do not mark any boxes, your
Proxy will be voted in accordance with the Board of Trustees' recommendations. Please sign, date and return this card.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2. By signing and dating the lower portion of this Proxy Card, you authorize the proxies to vote the Proposals as marked, or if not marked to vote FOR the Proposals, and to take their discretion to vote any other matter as may properly come before the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete and mail this Proxy Card at once in the enclosed envelope.

                                                                                  Date
                                                                                        ----------------------



                                                               ---------------------------------------------------------------------
                                                               Signature(s)                                        (SIGN IN THE BOX)

                                                               NOTE: PLEASE SIGN YOUR NAME EXACTLY AS YOUR SHAREHOLDER NAME OR NAMES
                                                               APPEAR ON THE ACCOUNT. THIS WILL AUTHORIZE THE VOTING OF YOUR SHARES
                                                               AS INDICATED. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL
                                                               JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS,
                                                               ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.

                                                                                                                   Performance - R






LABEL BELOW FOR MIS USE ONLY!                                  MIS EDITS:       # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____
PO# M-9497
PERFORMANCE FUNDS  #342                                        OK TO PRINT AS IS* ____________ * By signing this form you are
ORIGINAL 2-UP OVERSIZE  9-30-04  JA                            authorizing MIS to print this form in its current state.
PATTI K. (PERFORMANCE FUNDS - BISYS - 2005 - PK)
REVISION #1 10/11/04 TD
OA  10/13/04 TD
REVISION #2 10-19-04 JA
SIGNOFF 10-22-04 JA                                            ---------------------------------------------------------------
REVISION AFTER SIGNOFF 11/30/04 TD                             SIGNATURE OF PERSON AUTHORIZING PRINTING         DATE
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
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
                                        PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.  [X]
                                        PLEASE DO NOT USE FINE POINT PENS.



THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PERFORMANCE FUNDS TRUST. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE
PROPOSALS.

PROPOSALS:
----------

                                                                                                                         FOR ALL
1.     To elect the following five nominees as Trustees of the Funds, each of whom will serve until                       EXCEPT
       his or her successor is elected and qualified:                                                 FOR    WITHHOLD   (AS MARKED
                                                                                                      ALL      ALL        AT LEFT)
       (01) Walter P. Neely, (02) Joe J. Powell, III, (03) Walter B. Grimm, (04) James Harold         [ ]      [ ]          [ ]
       Daughdrill, III, (05) Shirley F. Olson

       (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(S)
       OF THE NOMINEE(S) ON THE LINE BELOW.)

       ------------------------------------------------------------------------

                                                                                                     FOR    AGAINST      ABSTAIN
2.     To approve a change in the Leaders Equity Fund's fundamental investment restriction
       regarding diversification. (APPLICABLE TO LEADERS EQUITY FUND ONLY)                           [ ]      [ ]          [ ]

3.     To transact such other business as may properly come before the Special
       Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes. As of the date of the Proxy Statement, the Board knew of no matter that needed to be acted on at the Special Meeting other than the above Proposals.

           FOR YOUR CONVENIENCE, YOU MAY VOTE BY RETURNING THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                                                   Performance

LABEL BELOW FOR MIS USE ONLY!                                  MIS EDITS:       # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____
PO# M-9497
PERFORMANCE FUNDS  #342                                        OK TO PRINT AS IS* ____________ *By signing this form you are
ORIGINAL 2-UP OVERSIZE  9-30-04  JA                            authorizing MIS to print this form in its current state.
PATTI K. (PERFORMANCE FUNDS - BISYS - 2005 - PK)
REVIEW #1 9-30-04  JA                                          ------------------------------------------------------------
REVISION  #1  10/11/04  TD                                     SIGNATURE OF PERSON AUTHORIZING PRINTING       DATE
REVISION #2  10/13/04  TD
SIGNOFF 10-22-04 JA
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